UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2008

Commission file number: 333-142283

Verso Paper Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	56-2597634
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436	(901) 369-4100
(Address of principal executive offices) (Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On May 15, 2008, Verso Paper Holdings LLC issued a press release announcing its earnings for the first quarter of 2008. This press release is attached as Exhibit 99.1 to this report. This information, furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of Verso Paper Holdings LLC’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01     Financial Statements and Exhibits

Exhibit  99.1 – Press Release dated May 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 15, 2008
VERSO PAPER HOLDINGS LLC

		By:	/S/ Michael A. Jackson
Michael A. Jackson
President and Chief Executive Officer
(Principal Executive Officer)

		By:	/S/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)